Exhibit 10.39
ALLONGE TO
NOTE
(MULTISTATE)
HUD PROJECT NO. 085-35545
HUD PROJECT NAME: The Lofts at the Highlands

US $32,539,400.00	February ___, 2014
(the “Note”)
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KBS Legacy Partners Lofts LLC, a Delaware limited liability company (the “Borrower”), hereby assumes and agrees to be bound by the Note from and after the date set forth below, pursuant to the terms of that certain Modification/Release and Assumption Agreement executed by the Borrower, Highlands Lofts, LLC, a Missouri limited liability company (the original Maker of the Note), Gershman Investment Corp., an Arkansas corporation, as Lender, and the U.S. Department of Housing and Urban Development (“HUD”).
The Note shall otherwise remain in full force and effect as originally written, except as follows:
In Section 8. Exculpation; Remedies, subsection (a) is hereby deleted and the following subsection (a) is inserted in lieu thereof:
“(a) Except for personal liability expressly provided for in this Note or in the Security Instrument or in the Regulatory Agreement, the execution of this Note shall impose no personal liability upon Borrower and KBS Legacy Partners Properties LLC for payment of the Indebtedness evidenced thereby and in the Event of Default, the holder of the Note shall look solely to the Mortgaged Property in satisfaction of the Indebtedness and will not seek or obtain any deficiency or personal judgment against Borrower and KBS Legacy Partners Properties LLC except such judgment or decree as may be necessary to foreclose or bar its interest in the Mortgaged Property and all other property mortgaged, pledged, conveyed or assigned to secure payment of the Indebtedness; provided, that nothing in this Section 8 of this Note and no action so taken shall operate to impair any obligation of Borrower under the Regulatory Agreement.”
(The Allonge signature page follows this page.)

KBS LEGACY PARTNERS LOFTS LLC,
A Delaware limited liability company

By:	KBS Legacy Partners Properties LLC,
A Delaware limited liability company

By:	KBS Legacy Partners Limited Partnership,
A Delaware limited partnership,
Its sole member

By:	KBS Legacy Partners Apartments REIT, Inc.,
A Maryland corporation,
Its sole general partner

By:	/s/ Guy K. Hays
Guy K. Hays,
Its Executive Vice President

Dated:    February ____, 2014